SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 1, 2004


STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
             (Exact name of registrant as specified in its charter)

       Delaware                    333-115122              30-0183252
----------------------------   ------------------   ---------------------------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
     of Incorporation)              File Number)          Identification No.)

383 Madison Avenue
New York, New York                                          10179
-------------------------------                   ---------------------------
    (Address of Principal                                 (Zip Code)
      Executive Offices)

Registrant's telephone number, including area code, is (212) 272-2000.

Item 8.01  Other Events.

     On or about August 31, 2004, the Registrant will cause the issuance and sale of approximately $1,252,585,027 initial principal amount of Structured Asset Mortgage Investments II Trust 2004-AR5, Mortgage Pass-Through Certificates, Series 2004-AR5 (the "Certificates") pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2004, among the Registrant as depositor, Wells Fargo Bank, National Association, as master servicer and as securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank, as trustee.

     In connection with the sale and the Series 2004-AR5 Class I-A-1, Class I-A-2, Class II-A-1, Class II-A-2, Class II-A-3, Class I-X, Class I-M, Class R-I, Class R-II, Class R-III, Class I-B-1, Class I-B-2, Class I-B-3, Class II-B-1, Class II-B-2 and Class II-B-3 Certificates (the "Underwritten Certificates"), the Registrant has been advised by Bear, Stearns & Co. Inc. (the "Underwriter") that the Underwriter has furnished to prospective investors certain computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-115122, which Computational Materials are being filed as exhibits to this report.

     The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

     The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

     In addition, the actual characteristics and performance of the mortgage loans underlying the related Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the related Underwritten Certificates.

Item 9.01  Financial Statements, Pro Forma Financial Information and Exhibits

         (a) Financial Statements.

         Not applicable.


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         (b) Pro Forma Financial Information.

         Not applicable.

         (c)      Exhibits

      EXHIBIT NO.        ITEM 601(A) OF                                 DESCRIPTION
                         REGULATION S-K
                          EXHIBIT NO.

           1                   99                    Computational  Materials -- Computational Materials
                                                     (as defined in Item 5) that have been  provided by
                                                     the Underwriter to certain prospective  purchasers
                                                     of Structured Asset Mortgage  Investments II Trust
                                                     2004-AR5,   Mortgage  Pass-Through   Certificates,
                                                     Series  2004-AR5  (filed in paper  pursuant to the
                                                     automatic  SEC   exemption   pursuant  to  Release
                                                     33-7427, August 7, 1997)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE
INVESTMENTS II INC.


By:    /s/ Baron Silverstein
    ------------------------------------------------------
       Name:  Baron Silverstein
       Title: Vice President

Dated:  September 1, 2004

                                  EXHIBIT INDEX


                           Item 601(a) of Sequentially
                                   Regulation S-K                Numbered
Exhibit Number                     Exhibit No.                   Description                    Page
--------------                     -----------                   -----------                    ----

1                                  99                            Computational Materials        Filed Manually
